SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 17, 2005.



                            WORLDWATER & POWER CORP.
                            ------------------------

               (Exact Name of Registrant as specified in charter)

             Delaware                    0-16936              33-0123045
       -------------------------        ------------        ----------------
       (State or other jurisdic-       (Commission          (IRS Employer
         tion of incorporation)         File Number)       Identification No.)


    Pennington Business Park, 55 Rt. 31 South, Pennington, NJ       08534
    ---------------------------------------------------------      -------
        (Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code 609-818-0700



                                WorldWater Corp.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.01   Entry into a Material Definitive Contracts.

     I. On November 17, 2005, WorldWater & Power Corp., ("WorldWater") formerly known as WorldWater Corp., issued a press release announcing the entry into a $1.2 million agreement with Los Angeles Baking, Inc., a premium baking company located in Los Angeles, California, to build and install solar electric power generation systems to provide electricity for the company's bakery operations. The agreement was entered into on November 17, 2005, and provides that WorldWater will supply design, engineering, oversight and construction services to construct solar photovoltaic systems. The construction will be managed and supervised by Quantum Energy Group, a division of WorldWater. A copy of the press release is furnished as Exhibit 99.1 to this report.

     II. On November 18, 2005, WorldWater & Power Corp., ("WorldWater") formerly known as WorldWater Corp., issued a press release announcing the entry into a $3.1 million contract with West Pico Food, Inc., a distributor of
wholesale frozen foods, located in Vernon, California.    The plans are to
construct a carport over the parking area to hold the photovoltaic panels that
will power the system.   The agreement was entered into on November 18, 2005,
and provides that WorldWater will supply design, engineering, oversight and construction services for the solar photovoltaic systems. The construction will be managed by Quantum Energy Group, a division of WorldWater. A copy of the press release is furnished as Exhibit 99.2 to this report.

     III. On November 21, 2005, WorldWater & Power Corp., ("WorldWater") formerly known as WorldWater Corp., issued a press release announcing the entry into a $928,928 contract to build and install a solar electric power system for
a commercial building in Sewell, New Jersey.   The project is to supply, install
and operate a solar power generation system; and was entered into on
November 18, 2005.    A copy of the press release is furnished as Exhibit 99.3
to this report.



Item 9.01 - Financial Statements and Exhibits.

(d)     Exhibits

99.1     Press Release dated November 17, 2005.
99.2     Press Release dated November 18, 2005.
99.3     Press Release dated November 21, 2005.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WorldWater & Power Corp.


By:  /s/ Quentin T. Kelly
-----------------------------------------------
Quentin T. Kelly Chairman and CEO

Date: November 21, 2005



EXHIBIT INDEX

99.1     Press Release dated November 17, 2005.
99.2     Press Release dated November 18, 2005
99.3     Press Release dated November 21, 2005

                            [GRAPHIC OMITED]



                                                                  EXHIBIT 99.1

              WORLDWATER & POWER CORP. SIGNS $1.2 MILLION CONTRACT
                 TO PROVIDE SOLAR POWER FOR L.A. BAKING, INC.


PENNINGTON, NJ - November 17, 2005 - WorldWater & Power Corp. (OTC BB: WWAT), developer of proprietary high-powered solar energy systems, today announced that it has signed a $1.2 million contract to build and install a solar electric power generation system for Los Angeles Baking, Inc. a premium baking company located in Los Angeles, California.

L.A. Baking has been providing high quality baked goods to hotels, restaurants, businesses, and individuals in the Southern California area for 14 years. The photovoltaic (PV) system will provide electricity for the company's bakery operations, and is expected to substantially reduce operating costs for electrical usage for the facility.

WorldWater & Power Corp. plans to construct a carport over the parking area at the bakery and cafe facility to hold the PV panels that will power the system. Plans call for construction of the carport and installation of the systems to be managed and supervised by Quantum Energy Group, the California engineering, construction and project management firm acquired by WorldWater & Power Corp. earlier this year. The contract is subject to approval of the utility rebate application for the project and securing of financing by the owner, following which construction is expected to begin immediately.

About WorldWater & Power Corporation
WorldWater & Power Corporation is a full-service, international solar engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's water supply and energy problems. For more information about WorldWater & Power Corp., visit their website at www.worldwater.com.
                              -------------------
Information about WorldWater's newly acquired subsidiary, Quantum Energy Group, is available at www.quantumenergygroup.com.
                --------------------------
                                       ###
Contact:                                   Investors/Media Contacts:
Rose Mary Schwarz                          Denise Roche / Jason Rando
WorldWater & Power Corp.                   The Ruth Group
Phone: 609-818-0700, ext. 33               Phone: 646-536-7008 / 7025
rschwarz@worldwater.com                    droche@theruthgroup.com
-----------------------                    -----------------------
                                           jrando@theruthgroup.com
                                           -----------------------

                               [GRAPHIC OMITED]


                                                                    EXHIBIT 99.2


             WORLDWATER & POWER CORP. SIGNS $3.1 MILLION CONTRACT
                  TO PROVIDE SOLAR POWER FOR WEST PICO FOOD


PENNINGTON, NJ - November 18, 2005 - WorldWater & Power Corp. (OTC BB: WWAT), developer of proprietary high-powered solar energy systems, today announced that it has signed a $3.1 million contract to build and install a solar electric power system for West Pico Food, Inc. in Vernon, California.

The photovoltaic (PV) system is expected to substantially reduce electrical usage costs for the Company, a distributor of wholesale frozen foods to supermarket chains in Southern California. WorldWater & Power Corp. plans to construct a carport over the parking area to hold the PV panels that will power the system. Plans call for construction of the carport and installation of the systems to be managed and supervised by Quantum Energy Group, the California engineering, construction and project management firm acquired by WorldWater & Power Corp. earlier this year. The contract is subject to financing and approval of the utility rebate application, following which construction is expected to begin immediately.

About WorldWater & Power Corporation
WorldWater & Power Corporation is a full-service, international solar engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's water supply and energy problems. For more information about WorldWater & Power Corp., visit their website at www.worldwater.com.
                              -------------------
Information about WorldWater's newly acquired subsidiary, Quantum Energy Group, is available at www.quantumenergygroup.com.
                --------------------------

                                       ###
Contact:                              Investors/Media Contacts:
Rose Mary Schwarz                     Denise Roche/Jason Rando
WorldWater & Power Corp.              The Ruth Group
Phone: 609-818-0700, ext. 33          Phone: 646-536-7008 / 7025
rschwarz@worldwater.com               droche@theruthgroup.com
-----------------------               -----------------------
                                      jrando@theruthgroup.com
                                      -----------------------

                               [GRAPHIC OMITED]


                                                                 EXHIBIT 99.3


               WORLDWATER & POWER CORP. SIGNS $928,928 CONTRACT TO
                             PROVIDE SOLAR POWER FOR
                       COMMERCIAL BUILDING IN SOUTHERN NJ


PENNINGTON, NJ - November 21, 2005 - WorldWater & Power Corp. (OTC BB: WWAT), developer of proprietary high-powered solar energy systems, today announced that it has signed a $928,928 contract to build and install a solar electric power system for a commercial building in Sewell, NJ.

The photovoltaic (PV) system will be designed to generate enough kilowatt-hours to substantially offset the annual electricity consumption of the building. Excess electricity generated during the summer months will be exported to the Atlantic City Electric Company power grid. At times when the consumption exceeds the generation capacity of the PV system, supplemental power will be drawn from the grid. The contract is subject to approval of the New Jersey Board of Public Utilities Clean Energy Program CORE rebate, following which installation is expected to begin immediately.

About WorldWater & Power Corporation
WorldWater & Power Corporation is a full-service, international solar engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's water supply and energy problems. For more information about WorldWater & Power Corp., visit their website at www.worldwater.com.
                              -------------------

                                       ###

Contact:                             Investors/Media Contacts:
Rose Mary Schwarz                    Denise Roche / Jason Rando
WorldWater & Power Corp.             The Ruth Group
Phone: 609-818-0700, ext. 33         Phone: 646-536-7008 / 7025
rschwarz@worldwater.com              droche@theruthgroup.com
-----------------------              -----------------------
                                     jrando@theruthgroup.com
                                     -----------------------